Columbia,
Maryland
                                                                   June 23, 1998


                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, Celsion Corporation,  a Maryland corporation.  (the

"Company") hereby promises to pay Spencer J. Volk, or registered  assigns,  (the

"Holder")  the  principal  amount of Fifty  Thouand  Dollars  ($50,000.00)  (the

Principal  Amount) on or before  September  30,  1998,  with  accured  interest.

Interest  (computed on the basis of a 360-day year of twelve  30-day  months) on the unpaid  Principal  Amount  shall accure at the rate of 8% per annum from the date hereof.

         Signed this 23rd day of June, 1998.

                                                     For the Company:

                                                     /s/John Mon
                                                     ---------------------------
                                                     John Mon, General Manager